Exhibit 99.2 Supplemental Information 3rd Quarter 2019

Table of Contents Lease Accounting Standard (ASC 842) Impact 4 Overview 5 Segment Overview 8 Senior Housing 9 Health Care Services 15 G&A Expense 16 Capital Expenditures 17 Cash Facility Lease Payments 18 Unconsolidated Ventures 19 The Company reports information on five segments. Three segments Capital Structure 20 (Independent Living, Assisted Living and Memory Care, and CCRCs) constitute the Company's consolidated senior housing portfolio. The Health Care Services segment includes the Company's home health, Net Asset Value Elements 21 hospice, and outpatient therapy services. The Management Services segment includes the services provided to unconsolidated communities Definitions 22 that are operated under management agreements. Prior to December 31, 2018, the Company referred to the Independent Living segment as the Appendices: Retirement Centers segment, the Assisted Living and Memory Care segment as the Assisted Living segment, and the Health Care Services Pro-Forma Financial Information 25 segment as the Brookdale Ancillary Services segment. The name changes Definitive Agreements with HCP 29 had no effect on the underlying methodology related to, or results of operations of, the segments. Non-GAAP Financial Measures 31 2

SAFE HARBOR Certain statements in this Supplemental Information may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements regarding the Company’s intent, expectations and assumptions related to the various pending and expected transactions outlined herein and any other statements that are not historical statements of fact. Forward- looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "could," "would," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "project," "predict," "continue," "plan," "target" or other similar words or expressions. These forward-looking statements are based on certain assumptions and expectations, and the Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the Company’s ability to complete pending or expected disposition, acquisition or other transactions on agreed upon terms or at all, including in respect of the satisfaction of closing conditions, the risk that regulatory approvals are not obtained or are subject to unanticipated conditions, and uncertainties as to the timing of closing, and the Company’s ability to identify and pursue any such opportunities in the future; delays in obtaining regulatory approvals; risks associated with the lifecare benefits offered to residents of certain of the Company’s entrance fee CCRCs; terminations, early or otherwise, or non-renewal of management agreements; regulatory changes in geographic areas where the Company is concentrated; disruptions in the financial markets that affect the Company’s ability to obtain financing or extend or refinance debt as it matures and the Company’s financing costs; a decrease in the overall demand for senior housing; environmental contamination at any of the Company’s communities; failure to comply with existing environmental laws; unanticipated costs to comply with legislative or regulatory developments; as well as other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward- looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this Supplemental Information. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any of these forward-looking statements to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. 3

Lease Accounting Standard (ASC 842) Impact

BROOKDALE SENIOR LIVING

The Company's adoption of the new lease accounting standard, effective January 1, 2019, impacted the timing of the revenue and cost recognition associated with its residency agreements. For the full year 2019, the Company expects the adoption and application to its residency agreements to have a negative, non-recurring net impact of approximately $27 million to net income (loss) and Adjusted EBITDA, with no impact to net cash provided by (used in) operating activities or Adjusted Free Cash Flow.

To aid in comparability between periods, the following presentations in this Supplement exclude the impact of adoption of the new lease accounting standard: (i) the Company's results on a Same Community basis, (ii) RevPAR and RevPOR (other than as noted on this page), (iii) Interest Coverage, (iv) Lease Coverage, and (v) annualized leverage. All other presentations of the Company's 2019 results in this Supplement include the impact of the new lease accounting standard. Prior year amounts reflect the accounting under the former lease standard.

The following table presents the impact of adoption of the new lease accounting standard to the Company's quarterly and year to date results from its application to the Company's residency agreements and costs related thereto for the senior housing portfolio. For the first and second quarter impact of the adoption for each senior housing segment, see the supplemental information furnished as Exhibit 99.2 to the Current Reports on Form 8-K filed with the SEC on May 6, 2019 and August 5, 2019.

	1Q 2019	2Q 2019	3Q 2019				YTD 2019			
Consolidated *($ in 000s, except RevPAR and RevPOR)*	**Total Senior Housing**	**Total Senior Housing**	**Total Senior Housing**	**Independent Living**	**Assisted Living and Memory Care**	**CCRCs**	**Total Senior Housing**	**Independent Living**	**Assisted Living and Memory Care**	**CCRCs**
Resident fee revenue	$ 2,780	$ 5,299	$ 7,958	$ 2,460	$ 4,631	$ 867	$ 16,037	$ 5,762	$ 8,265	$ 2,010
Facility operating expense	9,210	11,826	13,955	3,427	9,056	1,472	34,991	9,165	21,864	3,962
Net income (loss) and Adjusted EBITDA	(6,430)	(6,527)	(5,997)	(967)	(4,425)	(605)	(18,954)	(3,403)	(13,599)	(1,952)
Foregoing impact is offset within working capital	6,430	6,527	5,997	967	4,425	605	18,954	3,403	13,599	1,952
Adjusted Free Cash Flow	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
RevPAR - Including impact of ASC 842	$ 4,118	$ 4,129	$ 4,157	$ 3,647	$ 4,170	$ 5,055	$ 4,134	$ 3,643	$ 4,121	$ 5,142
RevPAR - Excluding impact of ASC 842	4,102	4,097	4,109	3,581	4,127	5,012	4,103	3,592	4,096	5,108
RevPOR - Including impact of ASC 842	$ 4,929	$ 4,948	$ 4,937	$ 4,091	$ 5,014	$ 6,288	$ 4,938	$ 4,078	$ 5,010	$ 6,326
RevPOR - Excluding impact of ASC 842	4,909	4,909	4,880	4,018	4,962	6,234	4,900	4,021	4,979	6,284

4

Overview

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted *($ in 000s)*	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 Better (B)/ (Worse) (W)	YTD 3Q19 vs. YTD 3Q18 B/(W)
Resident fee and management fee revenue [1]	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	$ 825,222	$ 817,312	$ 814,801	(5.1)%	(8.9)%
Net income (loss) [1]	$ (457,234)	$ (165,509)	$ (37,140)	$ 131,531	$ (528,352)	$ (42,606)	$ (56,055)	$ (78,508)	NM	73.2 %
Net cash provided by (used in) operating activities	$ 37,964	$ 60,620	$ 71,924	$ 33,453	$ 203,961	$ (5,009)	$ 64,128	$ 69,211	(3.8)%	(24.7)%
Adjusted EBITDA[1]	$ 147,156	$ 147,217	$ 128,122	$ 115,186	$ 537,681	$ 116,583	$ 104,036	$ 80,447	(37.2)%	(28.7)%
Adjusted Free Cash Flow	$ (6,282)	$ 33,674	$ 9,718	$ (32,992)	$ 4,118	$ (46,971)	$ (16,369)	$ (13,575)	NM	NM
Period end consolidated number of units	66,355	61,709	60,009	56,492	56,492	55,948	55,209	55,262	(7.9)%	(7.9)%
Brookdale's Proportionate Share of Unconsolidated Ventures:										
Adjusted EBITDA [2]	$ 16,749	$ 14,111	$ 11,280	$ 10,419	$ 52,559	$ 11,319	$ 10,878	$ 9,800	(13.1)%	(24.1)%
Adjusted Free Cash Flow [2]	$ 6,367	$ 9,019	$ 4,618	$ (183)	$ 19,821	$ 5,384	$ 6,958	$ 5,938	28.6 %	(8.6)%

As of September 30, 2019



Managed - 3rd Party: 106
Managed - Venture: 17
Leased: 335
794 communities
Owned: 336
Consolidated: 671



Managed - 3rd Party: 12,860
Managed - Venture: 7,308
Leased: 24,036
75,430 units
Owned: 31,226
Consolidated: 55,262

3Q 2019 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	153	23%
90% > 95%	101	15%
85% > 90%	119	18%
80% > 85%	82	12%
Less than 80%	216	32%
Total	671	100%

Consolidated Portfolio Average Asset Age	~ 22 years

(1) Includes the impact of the Company's adoption of the new lease accounting standard effective January 1, 2019. See page 4 for more information regarding the impact of the new lease standard.
(2) Not included in consolidated reported amounts.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.
- During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude Transaction and Organizational Restructuring Costs (these costs remain part of the Adjusted Free Cash Flow definition) and its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definitions.

5

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted	2018					2019			3Q19 vs. 3Q18	YTD 3Q19 vs. YTD 3Q18
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	B(W)	B(W)
Resident fee and management fee revenue	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	$ 825,222	$ 817,312	$ 814,801	(5.1)%	(8.9)%
Facility operating expense	(632,325)	(627,076)	(607,076)	(586,851)	(2,453,328)	(586,094)	(590,246)	(615,717)	(1.4)%	4.0 %
Combined Segment Operating Income	292,622	285,964	251,631	237,652	1,067,869	239,128	227,066	199,084	(20.9)%	(19.9)%
General and administrative expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) *(see page 16)*	(55,873)	(51,632)	(49,540)	(48,273)	(205,318)	(49,494)	(50,912)	(46,570)	6.0 %	6.4 %
Cash facility operating lease payments *(see page 18)*	(89,593)	(87,115)	(73,969)	(74,193)	(324,870)	(73,051)	(72,118)	(72,067)	2.6 %	13.3 %
Adjusted EBITDA	**147,156**	**147,217**	**128,122**	**115,186**	**537,681**	**116,583**	**104,036**	**80,447**	**(37.2)%**	**(28.7)%**
Transaction and Organizational Restructuring Costs	(17,156)	(5,006)	(3,221)	(2,707)	(28,090)	(461)	(634)	(3,910)	(21.4)%	80.3 %
Interest expense, net *(see page 18)*	(62,292)	(65,352)	(63,428)	(60,297)	(251,369)	(59,302)	(59,029)	(58,749)	7.4 %	7.3 %
Payment of financing lease obligations	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)	(5,453)	(5,500)	(5,549)	58.5 %	69.0 %
Changes in working capital [(1)]	(11,767)	21,312	3,546	(28,728)	(15,637)	(43,405)	9,620	31,439	NM	NM
Other [(2)]	627	1,971	(656)	1,648	3,590	(331)	1,602	1,868	NM	(61.6)%
Non-Development Capital Expenditures, net *(see page 17)*	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)	(54,602)	(66,464)	(59,121)	(43.2)%	(37.9)%
Adjusted Free Cash Flow	**$ (6,282)**	**$ 33,674**	**$ 9,718**	**$ (32,992)**	**$ 4,118**	**$ (46,971)**	**$ (16,369)**	**$ (13,575)**	**NM**	**NM**
Brookdale's Proportionate Share of Unconsolidated Ventures										
Adjusted EBITDA [(3)]	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**	**$ 11,319**	**$ 10,878**	**$ 9,800**	**(13.1)%**	**(24.1)%**
Adjusted Free Cash Flow [(3)]	**6,367**	**9,019**	**4,618**	**(183)**	**19,821**	**5,384**	**6,958 $**	**5,938**	**28.6 %**	**(8.6)%**

(1) Excludes changes in prepaid insurance premiums financed with notes payable, changes in operating lease liability for lease termination and modification, and lessor capital expenditure reimbursements under operating leases.

(2) Primarily consists of proceeds from property insurance, cash paid for state income taxes, and proceeds from entrance fees, net of refunds and amortization.

(3) Not included in consolidated reported amounts.

6

Adjusted EBITDA and Adjusted Free Cash Flow Distribution Consolidated

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted ($ in 000s)	3Q 2019 Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Health Care Services	Management Services	Other [2]
Resident fee and management fee revenue	$ 814,801	$ 377,451	$ 312,001	$ 111,785	$ 13,564	$ —
Facility operating expense	(615,717)	(285,422)	(223,288)	(107,007)	—	—
Combined Segment Operating Income	199,084	92,029	88,713	4,778	13,564	—
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs)	(46,570)	(15,759)	(13,027)	(6,385)	(11,399)	—
Cash facility operating lease payments	(72,067)	—	(70,461)	—	—	(1,606)
Adjusted EBITDA	**80,447**	**76,270**	**5,225**	**(1,607)**	**2,165**	**(1,606)**
Transaction costs	(3,910)	—	—	—	—	(3,910)
Interest expense, net	(58,749)	(44,344)	(16,567)	—	—	2,162
Payment of financing lease obligations	(5,549)	—	(5,308)	—	—	(241)
Changes in working capital [1]	31,439	—	—	—	—	31,439
Other	1,868	—	763	—	—	1,105
Non-Development Capital Expenditures, net	(59,121)	(33,144)	(22,162)	—	—	(3,815)
Adjusted Free Cash Flow	**$ (13,575)**	**$ (1,218)**	**$ (38,049)**	**$ (1,607)**	**$ 2,165**	**$ 25,134**

Brookdale's Proportionate Share of Unconsolidated Ventures (*see page 19*)	Total	CCRC Venture	Other Ventures
Adjusted EBITDA [3]	$ 9,800	$ 9,784	$ 16
Adjusted Free Cash Flow [3]	5,938	5,971	(33)

(1) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.

(2) Primarily consists of changes in working capital, transaction costs, corporate capital expenditures, interest income, and lease payments for corporate offices and information technology systems and equipment.

(3) Not included in consolidated reported amounts.

7

Segment Overview

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted ($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 B(W)	YTD 3Q19 vs. YTD 3Q18 B(W)
Total Senior Housing, Health Care Services and Management Services										
Revenue [1]	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$3,521,197	$ 825,222	$ 817,312	$ 814,801	(5.1)%	(8.9)%
Combined Segment Operating Income	$ 292,622	$ 285,964	$ 251,631	$ 237,652	$1,067,869	$ 239,128	$ 227,066	$ 199,084	(20.9)%	(19.9)%
Combined Segment Operating Margin	*31.6%*	*31.3%*	*29.3%*	*28.8%*	*30.3%*	*29.0%*	*27.8%*	*24.4%*	*(490) bps*	*(370) bps*
Senior Housing (*see page 9*)										
Revenue	$ 795,746	$ 786,116	$ 731,903	$ 698,471	$3,012,236	$ 697,947	$ 687,429	$ 689,452	(5.8)%	(10.3)%
Senior Housing Operating Income	$ 265,623	$ 258,690	$ 223,616	$ 213,874	$ 961,803	$ 215,212	$ 202,450	$ 180,742	(19.2)%	(20.0)%
Senior Housing Operating Margin	*33.4%*	*32.9%*	*30.6%*	*30.6%*	*31.9%*	*30.8%*	*29.5%*	*26.2%*	*(440) bps*	*(350) bps*
Number of communities (period end)	792	748	729	687	687	680	671	671	(8.0)%	(8.0)%
Period end number of units	66,355	61,709	60,009	56,492	56,492	55,948	55,209	55,262	(7.9)%	(7.9)%
Total Average Units	66,557	66,342	61,370	58,407	63,170	56,460	55,465	55,258	(10.0)%	(13.9)%
RevPAR	$ 3,983	$ 3,948	$ 3,973	$ 3,984	$ 3,972	$ 4,102	$ 4,097	$ 4,109	3.4 %	3.4 %
Weighted average occupancy	84.4%	84.1%	84.2%	84.4%	84.3%	83.6%	83.5%	84.2%	—	(60) bps
RevPOR	$ 4,717	$ 4,692	$ 4,718	$ 4,721	$ 4,712	$ 4,909	$ 4,909	$ 4,880	3.4 %	4.1 %
Health Care Services Segment										
Revenue	$ 110,520	$ 109,853	$ 108,276	$ 108,326	$ 436,975	$ 111,532	$ 114,434	$ 111,785	3.2 %	2.8 %
Segment Operating Income (Loss)	$ 8,318	$ 10,203	$ 9,487	$ 6,072	$ 34,080	$ 8,173	$ 9,167	$ 4,778	(49.6)%	(21.0)%
Segment Operating Margin	*7.5%*	*9.3%*	*8.8%*	*5.6%*	*7.8%*	*7.3%*	*8.0%*	*4.3%*	*(450) bps*	*(200) bps*
Management Services Segment										
Segment Operating Income (comprised solely of management fees)	$ 18,681	$ 17,071	$ 18,528	$ 17,706	$ 71,986	$ 15,743	$ 15,449	$ 13,564	(26.8)%	(17.5)%
G&A allocation (*see page 16*)	(14,320)	(13,703)	(14,470)	(12,953)	(55,446)	(13,646)	(13,321)	(11,399)	21.2 %	9.7 %
Segment Operating Income (Adjusted to include G&A allocation)	$ 4,361	$ 3,368	$ 4,058	$ 4,753	$ 16,540	$ 2,097	$ 2,128	$ 2,165	(46.6)%	(45.8)%
Segment Operating Margin (Adjusted to include G&A allocation)	*23.3%*	*19.7%*	*21.9%*	*26.8%*	*23.0%*	*13.3%*	*13.8%*	*16.0%*	(590) bps	NM
Resident fee revenue under management [2]	$ 394,392	$ 357,469	$ 384,984	$ 359,861	$1,496,706	$ 321,952	$ 294,114	$ 275,796	(28.4)%	(21.5)%
Number of communities (period end) [2]	218	240	232	205	205	164	138	123	(47.0)%	(47.0)%
Period end number of units [2]	32,754	33,176	32,511	27,787	27,787	23,742	21,451	20,168	(38.0)%	(38.0)%
Total Average Units [2]	33,699	30,422	32,471	28,975	31,392	25,047	22,464	20,730	(36.2)%	(29.4)%
Weighted average occupancy [2]	84.2%	83.6%	84.0%	83.7%	83.9%	82.9%	82.8%	83.4%	(60) bps	(90) bps

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Not included in consolidated reported amounts.

8

Senior Housing Segments

Consolidated ($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 B(W)	YTD 3Q19 vs. YTD 3Q18 B(W)
Independent Living										
Revenue	$ 158,397	$ 159,293	$ 144,631	$ 137,656	$ 599,977	$ 135,694	$ 135,951	$ 136,874	(5.4)%	(11.6)%
Segment Operating Income	$ 64,422	$ 65,134	$ 57,106	$ 53,947	$ 240,609	$ 52,876	$ 51,459	$ 49,414	(13.5)%	(17.6)%
Segment Operating Margin	*40.7%*	*40.9%*	*39.5%*	*39.2%*	*40.1%*	*39.0%*	*37.9%*	*36.1%*	*(340) bps*	*(280) bps*
Number of communities (period end)	84	75	75	68	68	68	68	68	(9.3)%	(9.3)%
Period end number of units	15,045	13,559	13,550	12,419	12,419	12,430	12,460	12,511	(7.7)%	(7.7)%
Total Average Units	15,045	15,083	13,553	12,973	14,164	12,430	12,440	12,511	(7.7)%	(14.4)%
RevPAR	$ 3,509	$ 3,520	$ 3,557	$ 3,537	$ 3,530	$ 3,602	$ 3,592	$ 3,581	0.7 %	1.8 %
Weighted average occupancy	87.7%	88.1%	89.5%	90.0%	88.8%	89.8%	89.1%	89.1%	(40) bps	90 bps
RevPOR	$ 4,004	$ 3,993	$ 3,973	$ 3,930	$ 3,977	$ 4,012	$ 4,033	$ 4,018	1.1 %	0.8 %
Assisted Living and Memory Care										
Revenue	$ 532,280	$ 522,027	$ 483,125	$ 458,419	$1,995,851	$ 458,526	$ 450,225	$ 452,474	(6.3)%	(11.5)%
Segment Operating Income	$ 176,538	$ 169,737	$ 144,701	$ 138,006	$ 628,982	$ 140,699	$ 133,144	$ 116,856	(19.2)%	(20.4)%
Segment Operating Margin	*33.2%*	*32.5%*	*30.0%*	*30.1%*	*31.5%*	*30.7%*	*29.6%*	*25.8%*	*(420) bps*	*(320) bps*
Number of communities (period end)	681	645	627	593	593	586	577	577	(8.0)%	(8.0)%
Period end number of units	44,728	41,266	39,725	37,500	37,500	36,944	36,175	36,177	(8.9)%	(8.9)%
Total Average Units	44,773	44,403	40,933	38,807	42,229	37,477	36,451	36,173	(11.6)%	(15.4)%
RevPAR	$ 3,963	$ 3,919	$ 3,934	$ 3,937	$ 3,939	$ 4,070	$ 4,092	$ 4,127	4.9 %	4.0 %
Weighted average occupancy	83.4%	82.9%	82.7%	82.7%	83.0%	81.6%	82.1%	83.2%	50 bps	(70) bps
RevPOR	$ 4,750	$ 4,725	$ 4,755	$ 4,759	$ 4,747	$ 4,988	$ 4,987	$ 4,962	4.4 %	5.0 %
CCRCs										
Revenue	$ 105,069	$ 104,796	$ 104,147	$ 102,396	$ 416,408	$ 103,727	$ 101,253	$ 100,104	(3.9)%	(2.8)%
Segment Operating Income	$ 24,663	$ 23,819	$ 21,809	$ 21,921	$ 92,212	$ 21,637	$ 17,847	$ 14,472	(33.6)%	(23.2)%
Segment Operating Margin	*23.5%*	*22.7%*	*20.9%*	*21.4%*	*22.1%*	*20.9%*	*17.6%*	*14.5%*	*(640) bps*	*(470) bps*
Number of communities (period end)	27	28	27	26	26	26	26	26	(3.7)%	(3.7)%
Period end number of units	6,582	6,884	6,734	6,573	6,573	6,574	6,574	6,574	(2.4)%	(2.4)%
Total Average Units	6,739	6,856	6,884	6,627	6,777	6,553	6,574	6,574	(4.5)%	(3.8)%
RevPAR	$ 5,172	$ 5,079	$ 5,024	$ 5,128	$ 5,100	$ 5,232	$ 5,081	$ 5,012	(0.2)%	0.3 %
Weighted average occupancy	84.1%	83.0%	82.6%	83.1%	83.2%	82.9%	80.6%	80.4%	(220) bps	(190) bps
RevPOR	$ 6,160	$ 6,115	$ 6,082	$ 6,172	$ 6,132	$ 6,312	$ 6,305	$ 6,234	2.5 %	2.7 %

9

Senior Housing: Same Community (1)

Consolidated ($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 B(W)	YTD 3Q19 vs. YTD 3Q18 B(W)
Revenue	$ 622,845	$ 615,620	$ 618,129	$ 618,061	$2,474,655	$ 633,249	$ 627,663	$ 629,159	1.8 %	1.8 %
Community Labor Expense	(268,084)	(268,695)	(277,406)	(277,144)	(1,091,329)	(278,958)	(282,181)	(296,142)	(6.8)%	(5.3)%
Other facility operating expense	(139,695)	(140,097)	(143,440)	(145,776)	(569,008)	(146,423)	(148,621)	(154,039)	(7.4)%	(6.1)%
Facility operating expense (2)	(407,779)	(408,792)	(420,846)	(422,920)	(1,660,337)	(425,381)	(430,802)	(450,181)	(7.0)%	(5.6)%
Same Community Operating Income	**$ 215,066**	**$ 206,828**	**$ 197,283**	**$ 195,141**	**$ 814,318**	**$ 207,868**	**$ 196,861**	**$ 178,978**	**(9.3)%**	**(5.7)%**
Same Community Operating Margin	*34.5%*	*33.6%*	*31.9%*	*31.6%*	*32.9%*	*32.8%*	*31.4%*	*28.4%*	*(350) bps*	*(250) bps*
Total Average Units	50,780	50,778	50,773	50,771	50,776	50,745	50,753	50,761	—	—
RevPAR	$ 4,086	$ 4,039	$ 4,056	$ 4,055	$ 4,059	$ 4,157	$ 4,120	$ 4,129	1.8 %	1.8 %
Weighted average occupancy	85.5%	84.9%	85.3%	85.2%	85.2%	84.2%	83.8%	84.5%	*(80) bps*	*(100) bps*
RevPOR	$ 4,781	$ 4,756	$ 4,755	$ 4,761	$ 4,763	$ 4,936	$ 4,917	$ 4,886	2.8 %	3.1 %

Same Community Operating Income (2)/Weighted Average Occupancy



85.5%
84.9%
85.3%
85.2%
84.2%
83.8%
84.5%
$215,066
$206,828
$197,283
$195,141
$207,868
$196,861
$178,978
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019
2Q 2019
3Q 2019

Same Community RevPAR



$4,086
$4,039
$4,056
$4,055
$4,157
$4,120
$4,129
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019
2Q 2019
3Q 2019

(1) Same Community portfolio reflects 644 communities.
(2) Excludes hurricane and natural disaster expense of $1.2 million for the full year 2018 and $1.0 million year to date 2019.

10

Senior Housing Segments: Same Community (1)

BROOKDALE SENIOR LIVING

Consolidated ($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 B(W)	YTD 3Q19 vs. YTD 3Q18 B(W)
Independent Living										
Revenue	$ 115,124	$ 115,228	$ 115,887	$ 116,678	$ 462,917	$ 119,042	$ 118,701	$ 118,981	2.7 %	3.0 %
Community Labor Expense	(40,218)	(40,943)	(41,155)	(41,395)	(163,711)	(41,488)	(42,652)	(43,243)	(5.1)%	(4.1)%
Other facility operating expense	(27,284)	(26,960)	(27,809)	(28,793)	(110,846)	(28,619)	(28,970)	(29,845)	(7.3)%	(6.6)%
Facility operating expense	(67,502)	(67,903)	(68,964)	(70,188)	(274,557)	(70,107)	(71,622)	(73,088)	(6.0)%	(5.1)%
Same Community Operating Income	$ 47,622	$ 47,325	$ 46,923	$ 46,490	$ 188,360	$ 48,935	$ 47,079	$ 45,893	(2.2)%	—
Same Community Operating Margin	*41.4%*	*41.1%*	*40.5%*	*39.8%*	*40.7%*	*41.1%*	*39.7%*	*38.6%*	*(190) bps*	*(120) bps*
Total Average Units	11,079	11,080	11,074	11,072	11,076	11,048	11,057	11,068	(0.1)%	(0.2)%
RevPAR	$ 3,464	$ 3,467	$ 3,488	$ 3,513	$ 3,483	$ 3,593	$ 3,578	$ 3,583	2.7 %	3.2 %
Weighted average occupancy	88.7%	89.1%	89.9%	90.5%	89.6%	90.1%	89.5%	89.9%	—	60 bps
RevPOR	$ 3,904	$ 3,892	$ 3,879	$ 3,882	$ 3,889	$ 3,987	$ 3,998	$ 3,987	2.8 %	2.6 %
Assisted Living and Memory Care										
Revenue	$ 428,320	$ 423,031	$ 424,091	$ 421,777	$1,697,219	$ 433,550	$ 430,797	$433,108	2.1 %	1.7 %
Community Labor Expense	(188,328)	(188,330)	(195,753)	(194,586)	(766,997)	(195,899)	(197,645)	(210,394)	(7.5)%	(5.5)%
Other facility operating expense	(93,567)	(93,931)	(95,864)	(97,257)	(380,619)	(97,721)	(99,595)	(103,439)	(7.9)%	(6.1)%
Facility operating expense	(281,895)	(282,261)	(291,617)	(291,843)	(1,147,616)	(293,620)	(297,240)	(313,833)	(7.6)%	(5.7)%
Same Community Operating Income	$ 146,425	$ 140,770	$ 132,474	$ 129,934	$ 549,603	$ 139,930	$ 133,557	$119,275	(10.0)%	(6.4)%
Same Community Operating Margin	*34.2%*	*33.3%*	*31.2%*	*30.8%*	*32.4%*	*32.3%*	*31.0%*	*27.5%*	*(370) bps*	*(260) bps*
Total Average Units	34,859	34,856	34,857	34,857	34,857	34,856	34,855	34,852	—	—
RevPAR	$ 4,096	$ 4,046	$ 4,056	$ 4,033	$ 4,058	$ 4,146	$ 4,120	$ 4,142	2.1 %	1.7 %
Weighted average occupancy	84.5%	83.8%	84.0%	83.6%	84.0%	82.4%	82.3%	83.3%	(70) bps	(140) bps
RevPOR	$ 4,846	$ 4,826	$ 4,826	$ 4,824	$ 4,831	$ 5,030	$ 5,006	$ 4,975	3.1 %	3.5 %
CCRCs										
Revenue	$ 79,401	$ 77,361	$ 78,151	$ 79,606	$ 314,519	$ 80,657	$ 78,165	$ 77,070	(1.4)%	0.4 %
Community Labor Expense	(39,538)	(39,422)	(40,498)	(41,163)	(160,621)	(41,571)	(41,884)	(42,505)	(5.0)%	(5.4)%
Other facility operating expense	(18,844)	(19,206)	(19,767)	(19,726)	(77,543)	(20,083)	(20,056)	(20,755)	(5.0)%	(5.3)%
Facility operating expense	(58,382)	(58,628)	(60,265)	(60,889)	(238,164)	(61,654)	(61,940)	(63,260)	(5.0)%	(5.4)%
Same Community Operating Income	$ 21,019	$ 18,733	$ 17,886	$ 18,717	$ 76,355	$ 19,003	$ 16,225	$ 13,810	(22.8)%	(14.9)%
Same Community Operating Margin	*26.5%*	*24.2%*	*22.9%*	*23.5%*	*24.3%*	*23.6%*	*20.8%*	*17.9%*	*(500) bps*	*(370) bps*
Total Average Units	4,842	4,842	4,842	4,842	4,842	4,841	4,841	4,841	—	—
RevPAR	$ 5,442	$ 5,303	$ 5,354	$ 5,449	$ 5,387	$ 5,527	$ 5,356	$ 5,279	(1.4)%	0.4 %
Weighted average occupancy	84.8%	83.3%	83.7%	84.1%	84.0%	83.8%	81.5%	81.1%	(260) bps	(180) bps
RevPOR	$ 6,414	$ 6,367	$ 6,397	$ 6,476	$ 6,414	$ 6,595	$ 6,575	$ 6,509	1.8 %	2.6 %

(1) Same Community portfolio reflects 62 Independent Living communities, 563 Assisted Living and Memory Care communities, and 19 CCRC communities.

11

Senior Housing Owned Portfolio

BROOKDALE SENIOR LIVING

Consolidated	2018					2019			3Q19 vs. 3Q18	YTD 3Q19 vs. YTD 3Q18
($ in 000s, except RevPAR and RevPOR)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	B(W)	B(W)
Resident fee revenue	$ 383,910	$ 388,108	$ 387,585	$ 382,533	$1,542,136	$ 380,691	$ 375,900	$ 377,451	(2.6)%	(2.2)%
Facility operating expense	(260,673)	(265,066)	(273,881)	(270,659)	(1,070,279)	(269,078)	(271,222)	(285,422)	(4.2)%	(3.3)%
Owned Portfolio Operating Income	123,237	123,042	113,704	111,874	471,857	111,613	104,678	92,029	(19.1)%	(14.4)%
G&A portfolio allocation *(see page 16)*	(16,616)	(14,924)	(15,061)	(14,641)	(61,242)	(15,693)	(16,875)	(15,759)	(4.6)%	(3.7)%
Owned Portfolio Operating Income (Adjusted to include G&A portfolio allocation)	**$ 106,621**	**$ 108,118**	**$ 98,643**	**$ 97,233**	**$ 410,615**	**$ 95,920**	**$ 87,803**	**$ 76,270**	**(22.7)%**	**(17.0)%**
Additional Information										
Interest expense: property level and corporate debt	$ (45,727)	$ (48,967)	$ (46,891)	$ (46,920)	$ (188,505)	$ (45,643)	$ (45,193)	$ (44,344)	5.4 %	4.5 %
Community level capital expenditures, net *(see page 17)*	$ (19,474)	$ (18,295)	$ (16,126)	$ (18,972)	$ (72,867)	$ (24,967)	$ (33,828)	$ (33,144)	(105.5)%	(70.6)%
Number of communities (period end)	358	363	363	344	344	338	336	336	(7.4)%	(7.4)%
Period end number of units	32,417	33,287	33,359	31,869	31,869	31,397	31,165	31,226	(6.4)%	(6.4)%
Total Average Units	32,549	33,255	33,338	33,062	33,051	31,840	31,262	31,222	(6.3)%	(4.9)%
RevPAR	$ 3,932	$ 3,890	$ 3,875	$ 3,857	$ 3,888	$ 3,969	$ 3,976	$ 3,982	2.8 %	2.0 %
Weighted average occupancy	84.3%	83.9%	84.0%	83.5%	83.9%	82.4%	82.6%	83.2%	(80) bps	(120) bps
RevPOR	$ 4,664	$ 4,637	$ 4,613	$ 4,619	$ 4,634	$ 4,815	$ 4,812	$ 4,783	3.7 %	3.5 %

	As of September 30, 2019
Interest Coverage	1.9x
Net Debt *(see page 20)*	$ 3,280,427

12

Senior Housing Leased Portfolio

BROOKDALE SENIOR LIVING

Consolidated	2018					2019			3Q19 vs. 3Q18	YTD 3Q19 vs. YTD 3Q18
($ in 000s, except RevPAR and RevPOR)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	B(W)	B(W)
Resident fee revenue	$ 411,836	$ 398,008	$ 344,318	$ 315,938	$1,470,100	$ 317,256	$ 311,529	$ 312,001	(9.4)%	(18.5)%
Facility operating expense	(269,450)	(262,360)	(234,406)	(213,938)	(980,154)	(213,657)	(213,757)	(223,288)	4.7 %	15.1 %
Leased Portfolio Operating Income	142,386	135,648	109,912	102,000	489,946	103,599	97,772	88,713	(19.3)%	(25.2)%
G&A portfolio allocation (*see page 16*)	(17,824)	(16,015)	(13,380)	(12,092)	(59,311)	(13,078)	(13,986)	(13,027)	2.6 %	15.1 %
Leased Portfolio Operating Income (Adjusted to include G&A portfolio allocation)	**$ 124,562**	**$ 119,633**	**$ 96,532**	**$ 89,908**	**$ 430,635**	**$ 90,521**	**$ 83,786**	**$ 75,686**	**(21.6)%**	**(26.6)%**
Additional Information										
Total cash facility lease payments on leased portfolio (*see page 18*)	$ (127,302)	$ (122,004)	$ (103,030)	$ (94,090)	$ (446,426)	$ (93,129)	$ (92,337)	$ (92,337)	10.4 %	21.2 %
Community level capital expenditures, net (*see page 17*)	$ (14,474)	$ (15,159)	$ (13,756)	$ (12,530)	$ (55,919)	$ (18,419)	$ (25,934)	$ (22,162)	(61.1)%	(53.3)%
Number of communities (period end)	434	385	366	343	343	342	335	335	(8.5)%	(8.5)%
Period end number of units	33,938	28,422	26,650	24,623	24,623	24,551	24,044	24,036	(9.8)%	(9.8)%
Total Average Units	34,008	33,087	28,032	25,345	30,119	24,620	24,203	24,036	(14.3)%	(23.4)%
RevPAR	$ 4,032	$ 4,006	$ 4,090	$ 4,149	$ 4,063	$ 4,274	$ 4,254	$ 4,273	4.5 %	5.6 %
Weighted average occupancy	84.6%	84.3%	84.5%	85.6%	84.7%	85.0%	84.5%	85.4%	90 bps	50 bps
RevPOR	$ 4,766	$ 4,752	$ 4,840	$ 4,847	$ 4,797	$ 5,028	$ 5,032	$ 5,004	3.4 %	5.0 %

Lease Coverage as of September 30, 2019	**0.89x**	
Total operating and financing lease obligations [1]	**$ 2,284,360**	**(A)**
Total operating and financing lease obligations divided by total cash facility lease payments for the trailing twelve months ended September 30, 2019	**6.2**	**(A/B)**

Facility Lease Maturity Information as of September 30, 2019

Initial lease maturities	**Community count**	**Total units**	**Trailing twelve months ended September 30, 2019 — Total cash facility lease payments**	
2019	—	—	$ —	
2020	38	1,673	17,001	
2021	4	445	6,428	
2022	5	483	5,092	
2023	4	889	17,786	
Thereafter	284	20,546	320,404	
Total	335	24,036	$ 366,711	**(B)**

(1)Amount recognized on consolidated balance sheet reflects discounted future minimum lease payments and the residual value for financing lease obligations. Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR and corporate office and information technology leases.

13

New Supply Brookdale's Largest 20 Markets - Competitive Summary 3Q 2019 Weighted Average Occupancy Quadrant with highest demographic60 growth% & lowest new openings 91.3% Portland ) 87.6% 2 ( 55% 86.7% 83.4% Charlotte h t Seattle Jacksonville 84.2% w 78.4% o Denver r Colorado Springs 82.6% G 85.5% Austin + k 50% Phoenix 0 5 90.3% 83.1% $ Dallas h Kansas City t 90.5% i Orlando 79.9% w Detroit n 45% 77.6% o i t Houston a l u p 75.3% o San Antonio 88.3% P 40% Riverside + 80.8% 5 7 77.2% Sarasota e Cleveland g 88.0% 80.7% A Chicago Miami d e 35% t c 82.0% e j Los Angeles o r P r Y 30% 5 25% 0% 2% 4% 6% 8% 10% 12% 14% 16% 1 Yr Projected Unit Opens % of Supply (3) Brookdale in NIC Markets 3Q19 Weighted Avg. 5YrProjected Avg 75+ Pop 1YrProjected Unit Opens as Occupancy (1) with $50K+ Growth (2) % of Supply (3) Brookdale Largest 20 Markets 84.2% 44.1% 5.6% All Other NIC Markets 83.8% 40.6% 4.7% (1) Brookdale proprietary data represents its consolidated senior housing portfolio. (2) ESRI data 2019-2024; Brookdale. (3) NIC MAP Supply Set, 3Q19 "New Construction" offering same-product with projected open dates through 3Q20; one year same product projected openings as a percent of current same-product supply within 20 minutes of Brookdale communities. 14

Health Care Services

BROOKDALE SENIOR LIVING

Consolidated ($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 B(W)	YTD 3Q19 vs. YTD 3Q18 B(W)
Resident fee revenue										
Home health	$ 85,490	$ 83,818	$ 81,722	$ 81,033	$ 332,063	$ 84,185	$ 85,233	$ 80,632	(1.3)%	(0.4)%
Hospice	19,327	19,676	20,574	21,257	80,834	21,722	23,184	25,258	22.8 %	17.8 %
Outpatient therapy	5,685	6,359	5,980	6,036	24,060	5,625	6,017	5,895	(1.4)%	(2.7)%
Other health care services	18	—	—	—	18	—	—	—	—	(100.0)%
Segment resident fee revenue	110,520	109,853	108,276	108,326	436,975	111,532	114,434	111,785	3.2 %	2.8 %
Segment Operating Income	$ 8,318	$ 10,203	$ 9,487	$ 6,072	$ 34,080	$ 8,173	$ 9,167	$ 4,778	(49.6)%	(21.0)%
Segment Operating Margin	*7.5%*	*9.3%*	*8.8%*	*5.6 %*	*7.8%*	*7.3%*	*8.0%*	*4.3 %*	*(450) bps*	*(200) bps*
G&A allocation *(see page 16)*	(7,113)	(6,990)	(6,629)	(8,587)	(29,319)	(7,077)	(6,730)	(6,385)	3.7 %	2.6 %
Segment Operating Income (Loss) (Adjusted to include G&A allocation)	**$ 1,205**	**$ 3,213**	**$ 2,858**	**$ (2,515)**	**$ 4,761**	**$ 1,096**	**$ 2,437**	**$ (1,607)**	**NM**	**(73.5)%**
Segment Operating Margin (Adjusted to include G&A allocation)	*1.1%*	*2.9%*	*2.6%*	*(2.3)%*	*1.1%*	*1.0%*	*2.1%*	*(1.4)%*	*(400) bps*	*(160) bps*
Additional Information										
Home health average daily census	15,497	15,238	14,890	15,335	15,238	15,904	15,966	15,357	3.1 %	3.5 %
Hospice average daily census	1,302	1,337	1,411	1,386	1,359	1,428	1,540	1,642	16.4 %	13.9 %
Outpatient therapy treatment codes	167,170	176,065	168,569	171,544	683,348	158,543	169,924	171,578	1.8 %	(2.3)%

15

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted
($ in 000s)

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 B(W)	YTD 3Q19 vs. YTD 3Q18 B(W)
G&A expense allocations [(1)]										
Senior Housing Owned Portfolio allocation	$ 16,616	$ 14,924	$ 15,061	$ 14,641	$ 61,242	$ 15,693	$ 16,875	$ 15,759	(4.6)%	(3.7)%
Senior Housing Leased Portfolio allocation	17,824	16,015	13,380	12,092	59,311	13,078	13,986	13,027	2.6%	15.1%
Health Care Services allocation	7,113	6,990	6,629	8,587	29,319	7,077	6,730	6,385	3.7%	2.6%
Management Services allocation	14,320	13,703	14,470	12,953	55,446	13,646	13,321	11,399	21.2%	9.7%
Subtotal G&A expense allocations	55,873	51,632	49,540	48,273	205,318	49,494	50,912	46,570	6.0%	6.4%
Non-cash stock-based compensation expense	8,406	6,269	6,035	5,357	26,067	6,356	6,030	5,929	1.8%	11.6%
Transaction and Organizational Restructuring Costs	17,156	5,006	3,221	2,707	28,090	461	634	3,910	(21.4%)	80.3%
General and administrative expense	**$ 81,435**	**$ 62,907**	**$ 58,796**	**$ 56,337**	**$ 259,475**	**$ 56,311**	**$ 57,576**	**$ 56,409**	**4.1 %**	**16.2 %**

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	3Q19 vs. 3Q18 B(W)	YTD 3Q19 vs. YTD 3Q18 B(W)
Resident fee revenue	$ 906,266	$ 895,969	$ 840,179	$ 806,797	$3,449,211	$ 809,479	$ 801,863	$ 801,237	(4.6)%	(8.7)%
Resident fee revenue under management [(2)]	394,392	357,469	384,984	359,861	1,496,706	321,952	294,114	275,796	(28.4)%	(21.5)%
Total (consolidated and under management)	$1,300,658	$1,253,438	$1,225,163	$1,166,658	$4,945,917	$1,131,431	$1,095,977	$1,077,033	(12.1)%	(12.6)%
Allocated G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)										
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	4.3%	4.1%	4.0%	4.1%	4.2%	4.4%	4.6%	4.3%	(30) bps	(20) bps
Non-cash stock-based compensation expense	0.6%	0.5%	0.5%	0.5%	0.5%	0.6%	0.6%	0.6%	(10) bps	(10) bps
G&A expense (excluding Transaction and Organizational Restructuring Costs)	4.9%	4.6%	4.5%	4.6%	4.7%	5.0	5.2%	4.9%	(40) bps	(30) bps
Transaction and Organizational Restructuring Costs	1.4%	0.4%	0.3%	0.2%	0.6%	—	0.1%	0.4%	(10) bps	50 bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	**6.3%**	**5.0%**	**4.8%**	**4.8%**	**5.2%**	**5.0%**	**5.3%**	**5.2%**	**(40) bps**	**20 bps**

(1) G&A allocations are calculated using a methodology which the Company believes matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.

(2) Not included in consolidated reported amounts.

16

Capital Expenditures

BROOKDALE SENIOR LIVING

Consolidated ($ in 000s, except for community level capital expenditures, net, per weighted average unit)		2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	*3Q19 vs. 3Q18 B(W)*	*YTD 3Q19 vs. YTD 3Q18 B(W)*
Community level capital expenditures, including allocations [(1)]											
Senior Housing Owned Portfolio		$ 19,474	$ 18,295	$ 16,126	$ 18,972	$ 72,867	$ 24,967	$ 33,828	$ 33,144	NM	(70.6)%
Senior Housing Leased Portfolio		14,474	15,159	13,756	12,530	55,919	18,419	25,934	22,162	(61.1)%	(53.3)%
Community level capital expenditures, net	(A)	33,948	33,454	29,882	31,502	128,786	43,386	59,762	55,306	(85.1)%	(62.9)%
Corporate capital expenditures (includes Health Care Services)		7,788	14,227	11,393	20,055	53,463	11,216	6,702	3,815	66.5 %	34.9 %
Non-Development Capital Expenditures, net		41,736	47,681	41,275	51,557	182,249	54,602	66,464	59,121	(43.2)%	(37.9)%
Development Capital Expenditures, net		5,381	8,009	6,694	4,603	24,687	5,269	5,354	8,054	(20.3)%	7.0 %
Total capital expenditures, net		**$ 47,117**	**$ 55,690**	**$ 47,969**	**$ 56,160**	**$ 206,936**	**$ 59,871**	**$ 71,818**	**$ 67,175**	**(40.0)%**	**(31.9)%**
Lessor reimbursements: non-development capital expenditures		1,764	—	—	10,401	12,165	—	1,000	11,043		
Lessor reimbursements: development capital expenditures		615	80	1,014	—	1,709	—	—	—		
Change in related payables		17,096	(1,904)	(92)	(10,437)	4,663	184	(10,576)	5,870		
Total cash paid for capital expenditures		**$ 66,592**	**$ 53,866**	**$ 48,891**	**$ 56,124**	**$ 225,473**	**$ 60,055**	**$ 62,242**	**$ 84,088**	**(72.0)%**	**(21.9)%**
Senior Housing Total Average Units (see page 8)	(B)	66,557	66,342	61,370	58,407	63,170	56,460	55,465	55,258	(10.0)%	(13.9)%
Community level capital expenditures, net, per weighted average unit	(A/B)	$ 510	$ 504	$ 487	$ 539	$ 2,039	$ 768	$ 1,077	$ 1,001	NM	(89.3)%

(1) The Company updated its methodology for the allocations of community level capital expenditures during the third quarter of 2018. Prior period amounts of community level capital expenditures, net presented herein have been recast to conform to the new methodology.

17

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

Consolidated *($ in 000s)*	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	*3Q19 vs. 3Q18 B(W)*	*YTD 3Q19 vs. YTD 3Q18 B(W)*
Operating Lease Obligations										
Facility lease expense	$ 80,400	$ 81,960	$ 70,392	$ 70,542	$ 303,294	$ 68,668	$ 67,689	$ 67,253		
Operating lease expense adjustment	8,103	4,066	2,487	2,562	17,218	4,383	4,429	4,814		
Amortization of deferred gain	1,090	1,089	1,090	1,089	4,358	—	—	—		
Cash facility operating lease payments	$ 89,593	$ 87,115	$ 73,969	$ 74,193	$ 324,870	$ 73,051	72,118	72,067	2.6 %	13.3 %
Financing Lease Obligations										
Interest expense: financing lease obligations	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	$ 16,743	$ 16,649	$ 16,567		
Non-cash interest expense on financing lease obligations	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	—	—	—		
Payment of financing lease obligations	21,114	18,787	13,370	6,537	59,808	5,453	5,500	5,549		
Cash financing lease payments	$ 40,662	$ 38,113	$ 31,561	$ 22,182	$ 132,518	$ 22,196	$ 22,149	22,116	29.9 %	39.8 %
Total cash facility lease payments [1]	**$ 130,255**	**$ 125,228**	**$ 105,530**	**$ 96,375**	**$ 457,388**	**$ 95,247**	**$ 94,267**	**$ 94,183**	**10.8 %**	**21.4 %**
Interest Expense Reconciliation to Income Statement										
Interest expense: financing lease obligations	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	$ 16,743	$ 16,649	$ 16,567		
Non-cash interest expense on financing lease obligations	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	—	—	—		
Interest expense: financing lease obligations - cash payments	19,548	19,326	18,191	15,645	72,710	16,743	16,649	16,567	8.9 %	12.5 %
Interest income	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)	(3,084)	(2,813)	(2,162)	(30.7)%	(6.3)%
Interest expense: debt	45,727	48,967	46,891	46,920	188,505	45,643	45,193	44,344	5.4 %	4.5 %
Interest expense, net	62,292	65,352	63,428	60,297	251,369	59,302	59,029	58,749	7.4 %	7.3 %
Amortization of deferred financing costs and debt premium (discount)	3,956	2,328	829	644	7,757	831	959	1,130		
Change in fair value of derivatives	(74)	217	10	250	403	148	27	37		
Non-cash interest expense on financing lease obligations	3,383	3,063	2,705	1,743	10,894	—	—	—		
Interest income	2,983	2,941	1,654	2,268	9,846	3,084	2,813	2,162		
Interest expense per income statement	**$ 72,540**	**$ 73,901**	**$ 68,626**	**$ 65,202**	**$ 280,269**	**$ 63,365**	**$ 62,828**	**$ 62,078**	**9.5 %**	**12.5 %**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

18

Unconsolidated Ventures

BROOKDALE SENIOR LIVING

($ in 000s)	3Q 2019 Total	3Q 2019 CCRC Venture [1]	3Q 2019 Other Ventures	Trailing 12 Months Ended September 30, 2019 Total
Resident fee revenue	$ 108,164	$ 107,492	$ 672	$ 434,579
Facility operating expense	(83,419)	(82,815)	(604)	(328,388)
General and administrative expense including management fees	(5,528)	(5,492)	(36)	(21,998)
Cash facility operating lease payments	—	—	—	—
Adjusted EBITDA of unconsolidated ventures	**19,217**	**19,185**	**32**	**84,193**
Interest expense, net	(5,881)	(5,780)	(101)	(24,571)
Proceeds from entrance fees, net of refunds	19,982	19,982	—	62,501
Entrance fee amortization	(10,228)	(10,228)	—	(38,201)
Changes in working capital	641	626	15	(3,018)
Other	(96)	(96)	—	(150)
Community level capital expenditures, net	(11,994)	(11,982)	(12)	(45,105)
Adjusted Free Cash Flow of unconsolidated ventures	**$ 11,641**	**$ 11,707**	**$ (66)**	**$ 35,649**
Additional Information				
Brookdale's weighted average unit ownership percentage (period end)	51.0%	51.0%	50.0%	51.0%
Non-recourse Net Debt principal of unconsolidated ventures (period end)	$ 509,140	$ 509,250	$ (110)	$ 509,140
Number of communities (period end)	17	16	1	17
Total Average Units of unconsolidated ventures	7,307	7,271	36	7,384
Weighted average occupancy	85.1%	85.1%	87.4%	85.6%
Brookdale's Proportionate Share of Unconsolidated Ventures				
Adjusted EBITDA	$ 9,800	$ 9,784	$ 16	$ 42,416
Proceeds from entrance fees, net of refunds	$ 10,191	$ 10,191	$ —	$ 31,876
Entrance fee amortization	$ (5,216)	$ (5,216)	$ —	$ (19,482)
Adjusted Free Cash Flow	$ 5,938	$ 5,971	$ (33)	$ 18,097
Non-recourse Net Debt principal (period end)	$ 259,663	$ 259,718	$ (55)	$ 259,663
Total Average Units	3,726	3,708	18	3,766

(1) The Company has agreed to sell its interest in the CCRC Venture as part of the Definitive Agreements with HCP, Inc. (now known as Healthpeak Properties, Inc.). See pages 29 and 30 for additional information.

19

Capital Structure (consolidated)

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$ (Millions)
$600
$400
$200
$0
$459
$134
$325
$592
$413
$179
$530
$340
$190
$479
$315
$164
$455
$291
$164
09/30/2018
12/31/2018
03/31/2019
06/30/2019
09/30/2019
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure [(1)]
($ in millions)



Fixed rate debt
$2,335
65%
Variable rate debt with interest rate caps
$1,134
32%
$103
3%
Variable rate debt - unhedged

As of September 30, 2019	Weighted Rate
Fixed rate debt	4.82%
Variable rate debt [(2)]	4.36%
Total debt and line of credit	**4.66%**

($ in millions)	Debt Maturity	Debt Weighted Rate
2019 [(3)]	$ 77	4.93%
2020	281	5.43%
2021	333	5.96%
2022	321	4.44%
2023	231	4.52%
Thereafter	2,329	4.42%
Total [(4)]	**$ 3,572**	**4.66%**

Leverage Ratios [(5)]
($ in 000s)

Twelve Months ended September 30, 2019			**Annualized Leverage**
Adjusted EBITDAR [(6)]	(A)	**$ 726,635**	
Cash facility operating lease payments (*see page 18*)		(291,429)	
Adjusted EBITDA [(6)]		**435,206**	
Cash financing lease payments (*see page 18*)		(88,643)	
Adjusted EBITDA after cash financing lease payments [(6)]	(B)	**$ 346,563**	
As of September 30, 2019			
Debt		$ 3,572,221	
Line of credit		—	
Cash and cash equivalents		(241,391)	
Marketable securities		(49,790)	
Restricted cash held as collateral against existing debt		(613)	
Net Debt	(C)	**3,280,427**	**9.5x** (C/B)
Operating and financing lease obligations [(7)]		2,316,730	
Adjusted Net Debt	(D)	**$ 5,597,157**	**7.7x** (D/A)

(1) Includes the carrying value of mortgage debt, line of credit, and other notes payable.

(2) Reflects market rates as of September 30, 2019 and applicable cap rates for hedged debt.

(3) Includes $30.8 million of mortgage notes payable secured by assets held for sale that generally will be repaid with the proceeds from the sales.

(4) Excludes line of credit.

(5) Leverage ratios include results of operations of communities disposed of through the disposition date.

(6) Excludes $19.0 million of the non-cash, non-recurring impact of ASC 842. See page 4 for more information.

(7) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. During the first quarter of 2019, the Company modified its definition of Adjusted Net Debt. See "Definitions" for a description of the change.

20

Pro-Forma Net Asset Value Elements Consolidated ($ in millions and are for the trailing twelve months ended September 30, 2019 unless otherwise noted) Pro-Forma Senior Housing Owned Portfolio (1) Owned Portfolio Operating Income (Loss) (Including G&A assumption) (2) $ 386.0 Net Debt as of September 30, 2019 (see page 34) $ 3,223.3 Total Average Units 32,435 Pro-Forma Senior Housing Leased Portfolio (1) Leased Portfolio Operating Income (Loss) (Including G&A assumption) (2) $ 307.3 Total cash facility lease payments on leased portfolio $ (328.7) Total operating and financing lease obligations (see page 34) $ 2,027.5 Total operating and financing lease obligations divided by total cash facility lease payments for the trailing twelve months ended September 30, 2019 6.2 Total Average Units 21,471 Health Care Services Segment Operating Income (Loss) (including G&A assumption) (2) $ (0.6) Shares outstanding (excluding 7,490,129 unvested restricted shares) as of September 30, 2019 185,583,292 (1) Reflects pro-forma results of operations, net debt, operating and financing lease obligations, and units after giving effect to completed and pending transactions. See pages 25-26, 29-30, and 34 for information regarding the impact of such transactions. (2) G&A assumptions are calculated as 5% and approximately 6% of Senior Housing and Health Care Services resident fee revenue, respectively. 21

Definitions

BROOKDALE SENIOR LIVING

Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction or organizational restructuring items that management does not consider as part of the Company's underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility lease termination and modification, operating lease expense adjustment, amortization of deferred gain, change in future service obligation, non-cash stock-based compensation expense, and Transaction and Organizational Restructuring Costs. During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude Transaction and Organizational Restructuring Costs, and amounts for all periods herein reflect application of the modified definition.

Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments.

Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in operating lease liability for lease termination and modification, cash paid/received for gain/loss on facility lease termination and modification, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. During the first quarter of 2019, the Company modified its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definition.

Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. During the first quarter of 2019, the Company modified its definition of Adjusted Net Debt to no longer adjust Net Debt by cash operating, capital, and financing lease payments multiplied by 8 and instead utilizes operating and financing lease obligations for facility leases recorded on the Company's balance sheet to derive Adjusted Net Debt.

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures is calculated based on the Company's equity ownership percentage and in a manner consistent with the Company's definition of Adjusted EBITDA for its consolidated entities. The Company's investments in unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company's proportionate share of Adjusted EBITDA of unconsolidated ventures does not represent the Company's equity in earnings/loss of unconsolidated ventures on its consolidated statement of operations.

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures is calculated based on the Company's equity ownership percentage and in a manner consistent with the Company's definition of Adjusted Free Cash Flow for its consolidated entities. The Company's investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company's proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company's consolidated business except to the extent it is distributed to the Company.

Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization.

Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation.

Development Capital Expenditures means capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements.

Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. For any trailing-twelve month period that includes one or more periods from 2019, an adjustment was made to exclude the impact of applying the new lease accounting standard under ASC 842 for residency agreements.

Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, and information technology systems and equipment, vehicles and other equipment. For any trailing-twelve month period that includes one or more periods from 2019, an adjustment was made to exclude the impact of applying the new lease accounting standard under ASC 842 for residency agreements.

22

Definitions

Leased Portfolio Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue), less facility operating expense for the Company's Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization.

Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt.

NM means not meaningful.

Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company's communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements.

Owned Portfolio Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue), less facility operating expense for the Company's Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization.

RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue and entrance fee amortization, and, for the 2019 period, the additional resident fee revenue recognized as a result of the application of the new lease accounting standard under ASC 842), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period.

RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue and entrance fee amortization, and, for the 2019 period, the additional resident fee revenue recognized as a result of the application of the new lease accounting standard under ASC 842), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period.

Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities which generally excludes assets held for sale, communities acquired or disposed since the beginning of the prior year, and certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects), and for the 2019 period, excludes the additional resident fee revenue and facility operating expense recognized as a result of application of the new lease accounting standard under ASC 842.

Same Community Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue and, for the 2019 period, the additional resident fee revenue recognized as a result of application of the new lease accounting standard under ASC 842), less facility operating expense (excluding hurricane and natural disaster expense and, for the 2019 period, the additional facility operating expense recognized as a result of application of the new lease accounting standard under ASC 842) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization.

Segment Operating Income (Loss) is defined by the Company as segment revenue less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense (unless otherwise noted) or depreciation and amortization. Management Services Segment Operating Income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the Management Services segment. See the Segment Information note to the Company's consolidated financial statements for more information regarding the Company's segments.

Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities.

Senior Housing Operating Income is defined by the Company as segment revenue less segment facility operating expense for the Company's Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization.

Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities.

Total Average Units represents the average number of units operated during the period.

Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, the Company's assessment of options and alternatives to enhance stockholder value, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third party costs. Organizational restructuring costs include those related to the Company's efforts to reduce general and administrative expense and its senior leadership changes, including severance and retention costs.

23

Appendices Pro-Forma Financial Information 25 Definitive Agreements with HCP 29 Non-GAAP Financial Measures 31 24

Pro-Forma Financial Information During the period of October 1, 2018 to September 30, 2019, the Company disposed of an aggregate of 27 owned communities, its triple-net lease obligations on an aggregate of 31 communities were terminated, and management arrangements on 109 net communities were terminated. During the next approximately 12 months, the Company expects: • to close on the dispositions of six owned communities classified as held for sale as of September 30, 2019, • termination of its lease obligation on three communities for which it has provided notice of nonrenewal, • to acquire eight communities under the terms of a purchase option the Company has provided notice of its intent to exercise (the pro-forma results on the following pages include an assumption that the Company will finance the acquisition with non-recourse mortgage debt at approximately a 60% loan-to-value ratio and a 4% interest rate) • to execute certain transactions under definitive agreements with HCP, Inc. (now known as Healthpeak Properties, Inc.) ("HCP") announced on October 1, 2019 (see pages 29 and 30 for a summary of the transactions and expected impact) (the pro-forma results on the following pages include an assumption that the Company will finance the acquisition of 18 currently leased communities with approximately $223 million of non-recourse mortgage debt at a 4% interest rate), and • termination of certain of its management arrangements, including management agreements on communities owned by the CCRC Venture, interim management arrangements on formerly leased communities, and management arrangements on certain former unconsolidated ventures in which the Company sold its interest. The pro-forma results on the following pages summarize the Company’s actual consolidated results excluding the impact of the new lease standard and the impact of transactions as follows: • The pro-forma table for the twelve months ended September 30, 2019 on page 26 reflects the Company’s actual consolidated results excluding the impact of the new lease standard for the twelve months ended September 30, 2019 and the impact on those results assuming that the foregoing completed and expected transactions had closed on September 30, 2018. • The pro-forma table for the 2019 year to date table on page 27 reflects the Company’s actual consolidated results excluding the impact of the new lease standard for the nine months ended September 30, 2019 and the impact on those results assuming that the foregoing completed and expected transactions had closed on December 31, 2018. • The pro-forma table for the third quarter of 2019 table on page 28 reflects the Company’s actual consolidated results for the three months ended September 30, 2019 excluding the impact of the new lease standard and the impact on those results assuming that the foregoing completed and expected transactions had closed on June 30, 2019. The pro-forma results on the following pages do not include adjustments for: • Several communities that the Company continues to market (which are not included in assets held for sale). • Twenty-three leased communities for which the Company has exercised its right to direct Ventas to market for sale and, subject to Ventas' receipt of an agreed upon sale price on or before December 31, 2020 and the other customary closing conditions, would be removed from the Master Lease and Security Agreement between the Company and Ventas. • The Company's option to cause terminations of leases upon the sale by Welltower of communities with an aggregate of base rent of up to $5 million. The closings of the various pending and expected transactions described above are, or will be, subject to the satisfaction of various conditions, including (where applicable) the receipt of regulatory approvals; however, there can be no assurance that the transactions will close or, if they do, when the actual closings will occur. 25

Pro-Forma Trailing Twelve Months

BROOKDALE SENIOR LIVING

Consolidated	Trailing Twelve Months Ended September 30, 2019 Actual Results	Amounts Attributable to Transactions Completed on or before September 30, 2019	Actual Results Net of Amounts Attributable to Completed Transactions	Amounts Attributable to the October 1, 2019 Announced Transactions with HCP Expected to be Completed after September 30, 2019	Amounts Attributable to Other Transactions Completed or Expected to be Completed after September 30, 2019	Less: Impact of New Lease Standard on Actual Results [1]	Actual Results Net of Amounts Attributable to the New Lease Standard and Completed and Pending Transactions
($ in 000s)	(A)	(B)	(A+B)	(C)	(D)	(E)	(A+B+C+D+E=F)
Senior Housing weighted average units operated	56,398	(1,200)	55,198	—	(1,292)	—	53,906
Senior Housing revenue	$ 2,773,299	$ (42,740)	$ 2,730,559	$ —	$ (60,476)	$ (16,037)	$ 2,654,046
Health Care Services revenue	446,077	—	446,077	—	—	—	446,077
Management fee revenue	62,462	(11,274)	51,188	(21,944)	(9,782)	—	19,462
Resident fee and management fee revenue	3,281,838	(54,014)	3,227,824	(21,944)	(70,258)	(16,037)	3,119,585
Facility operating expense	(2,378,908)	33,826	(2,345,082)	—	64,181	34,991	(2,245,910)
General and administrative expense [2]	(195,249)	—	(195,249)	5,000	—	—	(190,249)
Cash facility operating lease payments	(291,429)	4,765	(286,664)	10,985	2,451	—	(273,228)
Adjusted EBITDA	**416,252**	**(15,423)**	**400,829**	**(5,959)**	**(3,626)**	**18,954**	**410,198**
Transaction and Organizational Restructuring Costs	(7,712)	—	(7,712)	—	—	—	(7,712)
Interest expense, net	(237,377)	1,313	(236,064)	7,994	4,953	—	(223,117)
Payment of financing lease obligations	(23,039)	123	(22,916)	3,699	881	—	(18,336)
Changes in working capital [3]	(31,074)	—	(31,074)	—	—	(18,954)	(50,028)
Other	4,787	(2,178)	2,609	—	—	—	2,609
Non-Development Capital Expenditures, net	(231,744)	2,148	(229,596)	7,000	7,499	—	(215,097)
Adjusted Free Cash Flow	**$ (109,907)**	**$ (14,017)**	**$ (123,924)**	**$ 12,734**	**$ 9,707**	**$ —**	**$ (101,483)**
Cash facility operating and financing lease payments	$ 380,072	$ (5,181)	$ 374,891	$ (30,120)	$ (7,806)	$ —	$ 336,965

(1) See page 4 for more information on the adoption impact of the new lease standard. Actual results include the impact of the new lease standard.

(2) Excludes non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs. Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur, with the exception of an estimate of the anticipated scaling as a result of the definitive agreements with HCP which is presented herein.

(3) The pro-forma adjustments do not include assumptions on the impact to changes in working capital.

Pro-forma (from column F above) Owned and Leased Specifically Identifiable Information, and Other	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Health Care Services and Other	Actual Results Less Amounts Attributable to Completed and Pending Transactions (from column F above)
Weighted average units operated	32,435	21,471	—	53,906
Senior Housing and Health Care Services revenue	$ 1,552,838	$ 1,101,208	$ 446,077	$ 3,100,123
Facility operating expense	$ (1,089,181)	$ (738,842)	$ (417,887)	$ (2,245,910)
Total cash facility lease payments and interest expense, net	$ (188,040)	$ (328,747)	$ 2,106	$ (514,681)
Non-Development Capital Expenditures, net	$ (115,928)	$ (57,381)	$ (41,788)	$ (215,097)

26

Pro-Forma Third Quarter 2019 YTD

BROOKDALE SENIOR LIVING

Consolidated *($ in 000s)*	YTD 3Q19 Actual Results (A)	Amounts Attributable to Transactions Completed during YTD 3Q19 [1] (B)	Actual Results Net of Amounts Attributable to Completed Transactions (A+B)	Amounts Attributable to the October 1, 2019 Announced Transactions with HCP Expected to be Completed after September 30, 2019 (C)	Amounts Attributable to Transactions Completed or Expected to be Completed after September 30, 2019 (1) (D)	Less: Impact of New Lease Standard on Actual Results [1] (E)	Actual Results Net of Amounts Attributable to the New Lease Standard and Completed and Pending Transactions (A+B+C+D+E)
Senior Housing weighted average units operated	55,728	(526)	55,202	—	(1,292)	—	53,910
Senior Housing revenue	$ 2,074,828	$ (12,385)	$ 2,062,443	$ —	$ (45,795)	$ (16,037)	$ 2,000,611
Health Care Services revenue	337,751	—	337,751	—	—	—	337,751
Management fee revenue	44,756	(5,992)	38,764	(16,485)	(7,551)	—	14,728
Resident fee and management fee revenue	2,457,335	(18,377)	2,438,958	(16,485)	(53,346)	(16,037)	2,353,090
Facility operating expense	(1,792,057)	10,204	(1,781,853)	—	49,130	34,991	(1,697,732)
General and administrative expense[2]	(146,976)	—	(146,976)	3,750	—	—	(143,226)
Cash facility operating lease payments	(217,236)	1,451	(215,785)	8,523	1,845	—	(205,417)
Adjusted EBITDA	**301,066**	**(6,722)**	**294,344**	**(4,212)**	**(2,371)**	**18,954**	**306,715**
Transaction costs	(5,005)	—	(5,005)	—	—	—	(5,005)
Interest expense, net	(177,080)	52	(177,028)	5,681	3,838	—	(167,509)
Payment of financing lease obligations	(16,502)	—	(16,502)	2,873	506	—	(13,123)
Changes in working capital [3]	(2,346)	—	(2,346)	—	—	(18,954)	(21,300)
Other	3,139	(201)	2,938	—	—	—	2,938
Non-Development Capital Expenditures, net	(180,187)	(633)	(180,820)	5,250	6,163	—	(169,407)
Adjusted Free Cash Flow	**$ (76,915)**	**$ (7,504)**	**$ (84,419)**	**$ 9,592**	**$ 8,136**	**$ —**	**$ (66,691)**

(1) See page 4 for more information on the adoption impact of the new lease standard. Actual results include the impact of the new lease standard.

(2) Excludes non-cash stock-based compensation expense and Transaction Costs. Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur, with the exception of an estimate of the anticipated scaling as a result of the definitive agreements with HCP which is presented herein.

(3) The pro-forma adjustments do not include assumptions on the impact to changes in working capital.

27

Pro-Forma Third Quarter 2019

BROOKDALE SENIOR LIVING

Consolidated *($ in 000s)*		3Q19 Actual Results (A)		Amounts Attributable to Transactions Completed during 3Q19 (B)		Actual Results Net of Amounts Attributable to Completed Transactions (A+B)		Amounts Attributable to the October 1, 2019 Announced Transactions with HCP Expected to be Completed after September 30, 2019 (C)		Amounts Attributable to Transactions Completed or Expected to be Completed after September 30, 2019 (D)		Less: Impact of New Lease Standard on Actual Results [1] (E)		Actual Results Net of Amounts Attributable to the New Lease Standard and Completed and Pending Transactions (A+B+C+D+E)
Senior Housing weighted average units operated		55,258		0		55,258		—		(1,292)		—		53,966
Senior Housing revenue	$	689,452	$	(103)	$	689,349	$	—	$	(15,153)	$	(7,958)	$	666,238
Health Care Services revenue		111,785		—		111,785		—		—		—		111,785
Management fee revenue		13,564		(518)		13,046		(5,560)		(2,608)		—		4,878
Resident fee and management fee revenue		814,801		(621)		814,180		(5,560)		(17,761)		(7,958)		782,901
Facility operating expense		(615,717)		103		(615,614)		—		17,196		13,955		(584,463)
General and administrative expense [2]		(46,570)		—		(46,570)		1,250		—		—		(45,320)
Cash facility operating lease payments		(72,067)		—		(72,067)		2,763		622		—		(68,682)
Adjusted EBITDA		**80,447**		**(518)**		**79,929**		**(1,547)**		**57**		**5,997**		**84,436**
Transaction costs		(3,910)		—		(3,910)		—		—		—		(3,910)
Interest expense, net		(58,749)		—		(58,749)		1,977		1,281		—		(55,491)
Payment of financing lease obligations		(5,549)		—		(5,549)		979		173		—		(4,397)
Changes in working capital [3]		31,439		—		31,439		—		—		(5,997)		25,442
Other		1,868		(254)		1,614		—		—		—		1,614
Non-Development Capital Expenditures, net		(59,121)		(146)		(59,267)		1,750		1,328		—		(56,189)
Adjusted Free Cash Flow	**$**	**(13,575)**	**$**	**(918)**	**$**	**(14,493)**	**$**	**3,159**	**$**	**2,839**	**$**	**—**	**$**	**(8,495)**

(1) See page 4 for more information on the adoption impact of the new lease standard. Actual results include the impact of the new lease standard.

(2) Excludes non-cash stock-based compensation expense and Transaction Costs. Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur, with the exception of an estimate of the anticipated scaling as a result of the definitive agreements with HCP which is presented herein.

(3) The pro-forma adjustments do not include assumptions on the impact to changes in working capital.

28

Definitive Agreements with HCP

BROOKDALE SENIOR LIVING

On October 1, 2019, the Company and HCP entered into several definitive agreements providing for multiple transactions, including a Master Transactions and Cooperation Agreement and Equity Interest Purchase Agreement. The parties subsequently amended the agreements to include one additional entry fee CCRC as part of the Company's sale of its interest in the CCRC Venture (rather than removing the CCRC from the CCRC Venture for joint marketing and sale).

Unconsolidated CCRC Venture Transactions	– The parties have agreed to use commercially reasonable efforts to obtain certain governmental approvals and consummate an internal restructuring for the purposes of moving two entry fee CCRCs into a new unconsolidated venture on substantially the same terms as the CCRC Venture and to accommodate the sale of such two entry fee CCRCs at a future date – HCP has agreed to acquire Brookdale's 51% interest in its unconsolidated CCRC Venture (which will hold 14 entry fee CCRCs after giving effect to the internal restructuring) for ~$291 million of net cash proceeds after giving effect to debt and anticipated prorations – Brookdale and HCP have agreed to jointly market for sale two unconsolidated entry fee CCRCs – HCP has agreed to pay Brookdale a negotiated $100 million management agreement termination fee (~5X mgmt. fee revenue)
Triple-Net Lease Transactions	– Brookdale has agreed to acquire 18 communities currently leased from HCP for approximately $405 million; the portfolio includes several large, stabilized communities in core Brookdale markets – The parties have agreed to amend and restate the master lease for 24 communities continued to be leased from HCP – HCP to fund up to $35 million of capital expenditures at market yield for a five-year period to reposition and improve assets – The parties have agreed to transition one currently leased community to a new operator
Expected Timing of Transactions	– The Company's sale of its 51% ownership interest in the CCRC Venture, terminations of the management agreements on 14 entry fee CCRCs, acquisition of 18 currently leased communities, and amendment and restatement of the master lease are expected to occur substantially concurrently in the first quarter of 2020 – Sale of the two entry fee CCRCs is expected to occur over the next 12 to 18 months – Timing of transactions is subject to the satisfaction or waiver of certain conditions, including the completion of the internal restructuring and other customary closing conditions, including the receipt of governmental approvals

29

Definitive Agreements with HCP Impact

BROOKDALE SENIOR LIVING

($ in millions) Related Communities (est. timing) -->	Sale of Interest in Unconsolidated Communities to HCP 14 communities (1Q 2020)	Termination of Management Agreements	Sale of Interest in Unconsolidated Communities to Third Parties 2 communities (12-18 mo.)	A&R Master Lease and Acquisition Communities 18 NNN acquisitions (1Q 2020)	Total, Before One-Time Items	Estimated One-Time Items (1Q 2020)	Total, Including One-Time Items
Expected Consolidated Balance Sheet Impact							
Better (Worse)							
Cash	$ 291 [1]	$ (A) 100	$ 12 [1][2]	$ (182)	$ —	$ (13)	$ 208
Debt	34	—	—	(223) [3]	—	—	(189)
Net Debt	**$ 325**	**$ 100**	**$ 12**	**$ (405)**	**$ 32**	**$ (13)**	**$ 19**
Consolidated Year One Impact[4]							
Resident Fee Revenue	—	—	—	—	—	—	—
Management Fee Revenue	—	$ (22)	—	—	$ (22)	$ (A) 100	$ 78
Facility Operating Expense	—	—	—	—	—	—	—
G&A Costs (excluding Transaction Costs)	—	5 [6]	—	—	5	—	5
Operating Lease Payments	—	—	—	11 [5]	11	—	11
Consolidated Adjusted EBITDA	**—**	**$ (17)**	**$ —**	**$ 11**	**$ (6)**	**$ 100**	**$ 94**
Estimated Transaction Costs	—	—	—	—	—	$ (13)	$ (13)
Interest Expense: Debt	$ 1	—	—	$ (10) [7]	(9)	—	(9)
Financing Lease Payments & Interest Expense	—	—	—	19 [5]	19	—	19
Non-Development Capital Expenditures, net	—	—	—	7 [8]	7	—	7
Consolidated Adjusted Free Cash Flow	**$ 1**	**$ (17)**	**$ —**	**$ 27**	**$ 11**	**$ 87**	**$ 98**

(1) Includes the impact of estimated working capital prorations.
(2) Brookdale to receive 51% of net cash proceeds after debt, prorations, and transaction costs.
(3) Estimated combined new debt on 18 purchased triple-net communities.
(4) Amounts reflect trailing twelve months ended June 30, 2019, unless otherwise indicated.
(5) Amounts include the impact of lease modifications which are expected to result in approximately $9 million of a reclassification of operating lease payments to financing lease payments with no impact on Adjusted Free Cash Flow.
(6) Reflects an estimate of the anticipated G&A expense scaling resulting from the transactions.
(7) Includes estimated interest expense on debt of acquisition communities at an estimated 4% interest rate.
(8) Amounts reflect estimated lessor reimbursements.

30

Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the “Definitions” section), which are not calculated in accordance with U.S. GAAP. Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under “Reconciliations of Non-GAAP Financial Measures” in the Company’s earnings release dated November 4, 2019 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures. During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude Transaction and Organizational Restructuring Costs (these costs remain part of the Adjusted Free Cash Flow definition) and its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definitions. 31

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

Consolidated ($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	2019 YTD	Trailing Twelve Months Ended September 30, 2019
Net income (loss)	**$(457,234)**	**$(165,509)**	**$ (37,140)**	**$ 131,531**	**$ (528,352)**	**$ (42,606)**	**$ (56,055)**	**$ (78,508)**	**$(177,169)**	$ (45,638)
Provision (benefit) for income taxes	15,585	(15,546)	(17,763)	(31,732)	(49,456)	679	633	(1,800)	(488)	(32,220)
Equity in (earnings) loss of unconsolidated ventures	4,243	1,324	1,340	1,897	8,804	526	991	2,057	3,574	5,471
Debt modification and extinguishment costs	35	9	33	11,600	11,677	67	2,672	2,455	5,194	16,794
Loss (gain) on sale of assets, net	(43,431)	(23,322)	(9,833)	(216,660)	(293,246)	702	(2,846)	(579)	(2,723)	(219,383)
Other non-operating (income) loss	(2,586)	(5,505)	17	(6,025)	(14,099)	(2,988)	(3,199)	(3,763)	(9,950)	(15,975)
Interest expense	72,540	73,901	68,626	65,202	280,269	63,365	62,828	62,078	188,271	253,473
Interest income	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)	(3,084)	(2,813)	(2,162)	(8,059)	(10,327)
Income (loss) from operations	(413,831)	(137,589)	3,626	(46,455)	(594,249)	16,661	2,211	(20,222)	(1,350)	(47,805)
Depreciation and amortization	114,255	116,116	110,980	106,104	447,455	96,888	94,024	93,550	284,462	390,566
Goodwill and asset impairment	430,363	16,103	5,500	37,927	489,893	391	3,769	2,094	6,254	44,181
Loss (gain) on facility lease termination and modification, net	—	146,467	2,337	13,197	162,001	209	1,797	—	2,006	15,203
Operating lease expense adjustment	(8,103)	(4,066)	(2,487)	(2,562)	(17,218)	(4,383)	(4,429)	(4,814)	(13,626)	(16,188)
Amortization of deferred gain	(1,090)	(1,089)	(1,090)	(1,089)	(4,358)	—	—	—	—	(1,089)
Non-cash stock-based compensation expense	8,406	6,269	6,035	5,357	26,067	6,356	6,030	5,929	18,315	23,672
Transaction and Organizational Restructuring Costs	17,156	5,006	3,221	2,707	28,090	461	634	3,910	5,005	7,712
Adjusted EBITDA [(1)]	**$ 147,156**	**$ 147,217**	**$ 128,122**	**$ 115,186**	**$ 537,681**	**$ 116,583**	**$ 104,036**	**$ 80,447**	**$ 301,066**	**$ 416,252**

(1) Adoption of the new lease accounting standard effective January 1, 2019 will have a non-recurring impact to the Company's full-year 2019 Adjusted EBITDA. Adjusted EBITDA for the three months and trailing twelve months ended September 30, 2019 includes a negative net impact of approximately $6.0 million and $19.0 million, respectively, from such adoption.

32

Non-GAAP Financial Measures (Continued) Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations (excluding the new lease standard impact) Consolidated Trailing Twelve Months Ended ($ in 000s) September 30, 2019 Net income (loss) $ (45,638) Provision (benefit) for income taxes (32,220) Equity in (earnings) loss of unconsolidated ventures 5,471 Debt modification and extinguishment costs 16,794 Loss (gain) on sale of assets, net (219,383) Other non-operating (income) loss (15,975) Interest expense 253,473 Interest income (10,327) Income (loss) from operations (47,805) Depreciation and amortization 390,566 Goodwill and asset impairment 44,181 Loss (gain) on facility lease termination and modification, net 15,203 Facility lease expense 274,152 Non-cash stock-based compensation expense 23,672 Transaction and Organizational Restructuring Costs 7,712 Impact from new lease standard 18,954 Adjusted EBITDAR (excluding the new lease standard impact) $ 726,635 Facility lease expense (274,152) Operating lease expense adjustment (16,188) Amortization of deferred gain (1,089) Adjusted EBITDA (excluding the new lease standard impact) $ 435,206 Interest expense: financing lease obligations (67,347) Non-cash interest expense on financing lease obligations 1,743 Payment of financing lease obligations (23,039) Adjusted EBITDA after cash financing lease payments (excluding the new lease standard impact) $ 346,563 33

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Net Debt and Adjusted Net Debt Reconciliations

Consolidated *($ in 000s)*	As of September 30, 2019	Pro - Forma: Amounts Attributable to the October 1, 2019 Announced Transactions with HCP Expected to be Completed after September 30, 2019	Pro - Forma: Amounts Attributable to Other Transactions Completed or Expected to be Completed after September 30, 2019	Pro - Forma: Actual Amounts Net of Amounts Attributable to Completed and Pending Transactions
Long-term debt (including current portion)	$ 3,572,221	$ 189,000	$ (7,400)	$ 3,753,821
Line of credit	—			—
Cash and cash equivalents	(241,391)	(208,000)	(30,700)	(480,091)
Marketable securities	(49,790)			(49,790)
Cash held as collateral against existing debt	(613)			(613)
Net Debt	**3,280,427**	**$ (19,000)** [1]	**$ (38,100)** [2]	**$ 3,223,327**
Operating and financing lease obligations	2,366,430			
Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR	(49,700)			
Adjusted Net Debt	**$ 5,597,157**			
Adjusted Net Debt to Adjusted EBITDAR	7.7x			
Net Debt to Adjusted EBITDA after cash financing lease payments	9.5x			
Operating and financing lease obligations	$ 2,366,430	$ (187,100) [3]	$ (69,800)	$ 2,109,530
Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR	(49,700)	—	—	(49,700)
Operating lease obligations related to corporate office and information technology leases	(32,370)	—	—	(32,370)
Operating and financing lease obligations for Senior Housing Leased Portfolio	**$ 2,284,360**	**$ (187,100)**	**$ (69,800)**	**$ 2,027,460**

(1) See pages 29 and 30 for a summary of the transactions and expected impact.

(2) Amounts include an estimate of the cash proceeds from sales of assets held for sale, net of associated debt repayments, and an estimate of the purchase price for acquisitions of communities under the terms of a purchase option, net of estimated non-recourse mortgage debt anticipated to be obtained to finance the acquisition at an estimated 60% loan-to-value ratio.

(3) Amount includes an estimate of the impact of lease terminations and anticipated modifications to operating and financing lease obligations utilizing an estimated 8% incremental borrowing rate to estimate the present value of minimum lease payments.

34

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

Consolidated *($ in 000s)*	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	2019 YTD	Trailing Twelve Months Ended September 30, 2019
Net cash provided by (used in) operating activities	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**	**$ (5,009)**	**$ 64,128**	**$ 69,211**	**$ 128,330**	**$ 161,783**
Net cash provided by (used in) provided by investing activities	91,155	(79,643)	(24,539)	301,801	288,774	(100,073)	19,774	(70,056)	(150,355)	151,446
Net cash provided by (used in) financing activities	(16,104)	(185,876)	(37,949)	(85,134)	(325,063)	(16,636)	(87,443)	(8,755)	(112,834)	(197,968)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 113,015	$ (204,899)	$ 9,436	$ 250,120	$ 167,672	$ (121,718)	$ (3,541)	$ (9,600)	$ (134,859)	$ 115,261
Net cash provided by (used in) operating activities	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**	**$ (5,009)**	**$ 64,128**	**$ 69,211**	**$ 128,330**	**$ 161,783**
Distributions from unconsolidated ventures from cumulative share of net earnings	(408)	(739)	(1,012)	(737)	(2,896)	(749)	(781)	(858)	(2,388)	(3,125)
Change in prepaid insurance premiums financed with notes payable	18,633	(6,208)	(6,181)	(6,244)	—	18,842	(6,752)	(6,215)	5,875	(369)
Changes in operating lease liability related to lease termination	—	33,596	—	—	33,596	—	—	—	—	—
Cash paid for loss on facility operating lease termination and modification, net	—	13,044	—	8,000	21,044	—	—	—	—	8,000
Changes in liabilities for lessor capital expenditure reimbursements under operating leases	—	—	—	(10,400)	(10,400)	—	(1,000)	(11,043)	(12,043)	(22,443)
Non-development capital expenditures, net	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)	(54,602)	(66,464)	(59,121)	(180,187)	(231,744)
Property insurance proceeds	156	—	—	1,136	1,292	—	—	—	—	1,136
Payment of financing lease obligations	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)	(5,453)	(5,500)	(5,549)	(16,502)	(23,039)
Proceeds from refundable entrance fees, net of refunds	223	(171)	(368)	(106)	(422)	—	—	—	—	(106)
Adjusted Free Cash Flow	**$ (6,282)**	**$ 33,674**	**$ 9,718**	**$ (32,992)**	**$ 4,118**	**$ (46,971)**	**$ (16,369)**	**$ (13,575)**	**$ (76,915)**	**$ (109,907)**

35

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures [1]

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2018					2019			Trailing Twelve Months Ended September 30, 2019
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	
Net income (loss)	$ (22,662)	$ (13,417)	$ (6,674)	$ (3,810)	$ (46,563)	$ (1,050)	$ (1,983)	$ (4,156)	$ (10,999)
Provision (benefit) for income taxes	234	209	64	6	513	24	23	18	71
Debt modification and extinguishment costs	(17)	135	13	1	132	21	—	—	22
Loss (gain) on sale of assets, net	(1,045)	3,885	—	—	2,840	—	(23)	23	—
Other non-operating (income) loss	(903)	(967)	(5)	—	(1,875)	—	—	78	78
Interest expense	26,827	23,182	12,849	7,555	70,413	7,380	7,348	7,042	29,325
Interest income	(757)	(809)	(830)	(949)	(3,345)	(812)	(865)	(897)	(3,523)
Income (loss) from operations	1,677	12,218	5,417	2,803	22,115	5,563	4,500	2,108	14,974
Depreciation and amortization	67,885	33,237	22,135	16,532	139,789	16,747	17,082	17,108	67,469
Asset impairment	155	118	63	1,445	1,781	295	7	—	1,747
Operating lease expense adjustment	4	4	—	—	8	—	—	—	—
Adjusted EBITDA of unconsolidated ventures	**$ 69,721**	**$ 45,577**	**$ 27,615**	**$ 20,780**	**$ 163,693**	**$ 22,605**	**$ 21,589**	**$ 19,216**	**$ 84,190**
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**	**$ 11,319**	**$ 10,878**	**$ 9,800**	**$ 42,416**

(1) Not included in consolidated reported amounts.

36

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures [1]

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 3Q	Trailing Twelve Months Ended September 30, 2019
Net cash provided by (used in) operating activities	**$ 50,262**	**$ 47,510**	**$ 24,497**	**$ 22,818**	**$ 145,087**	**$ 24,122**	**$ 31,259**	**$ 29,397**	**$ 107,596**
Net cash provided by (used in) investing activities	(14,642)	(15,746)	(14,623)	(15,478)	(60,489)	(8,011)	(9,419)	(12,097)	(45,005)
Net cash provided by (used in) financing activities	(23,279)	(29,380)	(9,702)	(15,625)	(77,986)	(8,788)	(16,449)	(14,538)	(55,400)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 12,341	$ 2,384	$ 172	$ (8,285)	$ 6,612	$ 7,323	$ 5,391	$ 2,762	$ 7,191
Net cash provided by (used in) operating activities	**$ 50,262**	**$ 47,510**	**$ 24,497**	**$ 22,818**	**$ 145,087**	**$ 24,122**	**$ 31,259**	**$ 29,397**	**$ 107,596**
Non-development capital expenditures, net	(20,061)	(18,867)	(14,822)	(15,430)	(69,180)	(8,000)	(9,681)	(11,993)	(45,104)
Property insurance proceeds	901	634	—	—	1,535	—	—	—	—
Proceeds from refundable entrance fees, net of refunds	(6,712)	(3,323)	(2,500)	(7,448)	(19,983)	(5,843)	(7,790)	(5,763)	(26,844)
Adjusted Free Cash Flow of unconsolidated ventures	**$ 24,390**	**$ 25,954**	**$ 7,175**	**$ (60)**	**$ 57,459**	**$ 10,279**	**$ 13,788**	**$ 11,641**	**$ 35,648**
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 6,367**	**$ 9,019**	**$ 4,618**	**$ (183)**	**$ 19,821**	**$ 5,384**	**$ 6,958**	**$ 5,938**	**$ 18,097**

(1) Not included in consolidated reported amounts.

37

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com